UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2011

Impax Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30831 Huntwood Avenue, Hayward, CA	94544
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 476-2000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm

On February 28, 2011, the Audit Committee of Impax Laboratories, Inc. (the “Company”) notified Grant Thornton LLP (“GT”) that it had determined to dismiss GT as the Company’s independent registered public accounting firm, effective as of February 28, 2011.

The reports of GT on the Company’s consolidated financial statements as of and for the years ended December 31, 2010 and 2009, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2009 and December 31, 2010, and through February 28, 2011, there were no disagreements between the Company and GT on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to GT’s satisfaction, would have caused it to make reference to the matter in conjunction with its reports on the Company’s consolidated financial statements for the relevant year and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished a copy of the above disclosures to GT and requested that GT provide a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of GT’s letter will be filed as an amendment to this current report on Form 8-K within two days of receipt by the Company.

(b)	Engagement of New Independent Registered Public Accounting Firm

Also on February 28, 2011, the Audit Committee of the Company notified KPMG LLP (“KPMG”) that it would engage KPMG as the Company’s independent registered public accounting firm commencing February 28, 2011.

During the Company’s fiscal years ended December 31, 2010 and 2009, and through February 28, 2011, neither the Company nor anyone acting on its behalf consulted with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by KPMG to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2011

IMPAX LABORATORIES, INC.

By: /s/ Arthur A. Koch, Jr.
Name: Arthur A. Koch, Jr.
Title: Senior Vice President, Finance, and
Chief Financial Officer